Exhibit 99.1

Contacts:
Carol DeGuzman Senior Director, Investor Relations 650-246-6898 investors@anesiva.com	Carolyn Wang WeissComm Partners 415-946-1065 cbwang@wcpglobal.com

ANESIVA SECURES FINANCING FOR UP TO $30 MILLION

SOUTH SAN FRANCISCO, CA, October 2, 2008—Anesiva, Inc. (Nasdaq: ANSV), a specialty pharmaceutical company focused on pain management, announced that it has successfully secured a term loan for up to $30 million. The financing was led by Oxford Finance Corporation, and was co-funded by CIT Healthcare LLC and Compass Horizon Funding Company LLC. The first tranche of $20 million is available to the company immediately, and the second tranche of $10 million will be available upon the achievement of certain conditions by Anesiva.

“This loan agreement reflects confidence in the value of Anesiva’s core assets: Zingo, which is marketed in the U.S., to reduce pain associated with peripheral IV insertions and blood draws in children ages 3 to 18, and Adlea, which is in late-stage clinical trials for the management of acute pain following orthopedic surgery,” said Michael L. Kranda, president and chief executive officer of Anesiva. “It is an important step in our plans to finance the company and support commercially-focused growth and expansion in the specialty pharmaceutical pain management space.”

“Oxford is pleased to arrange and lead this transaction,” said J. Alden Philbrick, president and chief executive officer of Oxford Finance Corporation. “We strongly believe in Anesiva’s product portfolio and management team and appreciate the opportunity to contribute to the growth of the company.”

On September 30, 2008, Anesiva received an initial $20 million tranche. An additional $10 million will become available subject to clinical and financial milestones. The loan repayment is interest-only through the end of June 2009, followed by a 30-month repayment period. In connection with the loan, the company has granted the lenders warrants to purchase an aggregate of up to approximately 1.8 million shares of the company’s common stock at approximately $1.68 per share.

Proceeds from the loan will fund repayment of $10.7 million pursuant to Anesiva’s equipment financing loan from GE Capital Corporation and provide operating funds for the company.

As of June 30, 2008, Anesiva had $48.7 million in cash, cash equivalents and short-term investments.

About Oxford Finance Corporation

Oxford Finance Corporation, a subsidiary of Sumitomo Corporation, is a specialty finance firm providing senior secured loans to public and private life science companies worldwide. For 20 years, Oxford has delivered flexible financing solutions to its clients, enabling these companies to maximize their equity by leveraging their assets. In recent years, Oxford has originated over $1 billion in loans, with lines of credit ranging from $500 thousand to $30 million. Oxford is headquartered in Alexandria, Virginia, with additional offices in California and Massachusetts. For more information, visit www.oxfordfinance.com.

About CIT

CIT (NYSE: CIT) is a global commercial finance company that provides financial products and advisory services to more than one million customers in over 50 countries across 30 industries. A leader in middle market financing, CIT has more than $70 billion in managed assets and provides financial solutions for more than half of the Fortune 1000. A member of the S&P 500 and Fortune 500, it maintains leading positions in asset-based, cash flow, Healthcare and Small Business Administration lending, equipment leasing, vendor financing and factoring. The CIT brand platform, Capital Redefined, articulates its value proposition of providing its customers with the relationship, intellectual and financial capital to yield infinite possibilities. Founded in 1908, CIT is celebrating its Centennial throughout 2008. For additional information, please go to www.cit.com

About Horizon

Horizon Technology Finance Management is a privately-held independent venture debt finance company that provides senior and subordinated venture debt financing solutions to venture capital-backed technology and life science companies through its affiliated investment finance company Compass Horizon Funding Company LLC. The Horizon team has provided over $2 billion in financing to more than 750 venture capital-backed technology and life science companies over a span of 20 years. Horizon provides a compelling alternative to the restrictive structures offered by banks and corporate finance companies. Horizon’s team has over 150 years of collective venture and commercial lending experience and uses its extensive knowledge, expertise and industry relationships to provide custom venture debt products and financing solutions for its customers. Horizon has offices in Farmington, CT and the San Francisco, CA area. For more information, please visit www.horizontechfinance.com.

About Anesiva and its Diverse Pipeline of Pain Products

Anesiva, Inc. is a commercial-stage specialty pharmaceutical company that seeks to be a leader in the development and commercialization of novel pharmaceutical products for pain management. The company’s first commercial product, Zingo™ (lidocaine hydrochloride monohydrate 0.5 mg) powder intradermal injection system, is available in the U.S. for the reduction of pain associated with peripheral venous access procedures in children ages three to 18. For full Zingo prescribing information and other information, visit www.zingo.com. An application is under FDA review to expand the Zingo label indication to include adults.

The next product in Anesiva’s pipeline, Adlea™, is currently being evaluated in multiple clinical trials for the management of acute pain following orthopedic surgeries. Adlea has been shown in Phase 2 trials to reduce pain after only a single administration for weeks to months in multiple indications for site-specific, acute and chronic, moderate-to-severe pain.

Anesiva is based in South San Francisco, CA. For more information about Anesiva’s leadership in the development and commercialization of products for pain management, and an overview of the clinical opportunities being addressed by its product candidates, go to www.anesiva.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “plan,” “will,” “seek” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: whether Zingo gains FDA approval in the adult indication, Anesiva’s ability to estimate and address customer demand for Zingo, the degree to which Zingo gains market acceptance, potential delays in the commencement and enrollment of Adlea clinical trials and whether the Adlea clinical development program will support FDA approval for the management of acute pain following orthopedic surgeries. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in Anesiva’s annual report on Form 10-K for the year ended December 31, 2007, and its most recent filing on Form 10-Q.

About CIT

CIT (NYSE: CIT) is a global commercial finance company that provides financial products and advisory services to more than one million customers in over 50 countries across 30 industries. A leader in middle market financing, CIT has more than $70 billion in managed assets and provides financial solutions for more than half of the Fortune 1000. A member of the S&P 500 and Fortune 500, it maintains leading positions in asset-based, cash flow, Healthcare and Small Business Administration lending, equipment leasing, vendor financing and factoring. The CIT brand platform, Capital Redefined, articulates its value proposition of providing its customers with the relationship, intellectual and financial capital to yield infinite possibilities. Founded in 1908, CIT is celebrating its Centennial throughout 2008. For additional information, please go to www.cit.com

About Horizon

Horizon Technology Finance Management is a privately-held independent venture debt finance company that provides senior and subordinated venture debt financing solutions to venture capital-backed technology and life science companies through its affiliated investment finance company Compass Horizon Funding Company LLC. The Horizon team has provided over $2 billion in financing to more than 750 venture capital-backed technology and life science companies over a span of 20 years. Horizon provides a compelling alternative to the restrictive structures offered by banks and corporate finance companies. Horizon’s team has over 150 years of collective venture and commercial lending experience and uses its extensive knowledge, expertise and industry relationships to provide custom venture debt products and financing solutions for its customers. Horizon has offices in Farmington, CT and the San Francisco, CA area. For more information, please visit www.horizontechfinance.com.

About Anesiva and its Diverse Pipeline of Pain Products

Anesiva, Inc. is a commercial-stage specialty pharmaceutical company that seeks to be a leader in the development and commercialization of novel pharmaceutical products for pain management. The company’s first commercial product, Zingo™ (lidocaine hydrochloride monohydrate 0.5 mg) powder intradermal injection system, is available in the U.S. for the reduction of pain associated with peripheral venous access procedures in children ages three to 18. For full Zingo prescribing information and other information, visit www.zingo.com. An application is under FDA review to expand the Zingo label indication to include adults.

The next product in Anesiva’s pipeline, Adlea™, is currently being evaluated in multiple clinical trials for the management of acute pain following orthopedic surgeries. Adlea has been shown in Phase 2 trials to reduce pain after only a single administration for weeks to months in multiple indications for site-specific, acute and chronic, moderate-to-severe pain.

Anesiva is based in South San Francisco, CA. For more information about Anesiva’s leadership in the development and commercialization of products for pain management, and an overview of the clinical opportunities being addressed by its product candidates, go to www.anesiva.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “plan,” “will,” “seek,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: whether Zingo gains FDA approval in the adult indication, Anesiva’s ability to estimate and address customer demand for Zingo, the degree to which Zingo gains market acceptance, potential delays in the commencement and enrollment of Adlea clinical trials and whether the Adlea clinical development program will support FDA approval for the management of acute pain following orthopedic surgeries. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in Anesiva’s annual report on Form 10-K for the year ended December 31, 2007, and its most recent filing on Form 10-Q.